Rapid7’s Proposed Acquisition of DivvyCloud April 28, 2020 Exhibit 99.1

Disclaimers This presentation contains forward looking statements. All statements contained in this presentation other than statements of historical facts, including, without limitation, statements regarding the anticipated closing of the DivvyCloud acquisition, the impact of the DivvyCloud acquisition on our products, strategy and future results of operations, our market opportunity and demand for our product and service offerings, are forward-looking statements. Our use of the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to complete the acquisition of DivvyCloud, our ability to integrate acquired companies, including DivvyCloud, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2020, our Current Report on Form 8-K filed on the date hereof, and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Experienced researchers and consultants coupled with global user base Collect data across the IT environment, scale with ease and integrate seamlessly with existing tools Award-winning cloud products deliver visibility, analytics, and automation to unite teams and tools Rapid7 will close the security achievement gap by creating great teaming experiences across development, IT and security and making the most successful security operations practices accessible to all. Our Mission Unified Cloud Platform Community Expertise Best of Breed Technology

Rapid7's Acquisition of DivvyCloud*

Rapid7 to acquire DivvyCloud for $145 million

Cloud Security Becoming Mission-Critical for Enterprises

- As workloads move to the cloud, traditional security risk management is impacted
- Forrester forecasts $11B in cloud security by 2022

DivvyCloud is a Leader in Cloud Security Posture Management

- DivvyCloud provides visibility, analytics, automation and continuous compliance for core cloud layers
- Support for multiple cloud environments is a key differentiator

Acquisition is Highly Strategic – Significant Step into Cloud

- Gartner forecasts CSPM to grow 20% in 2021, faster than any other segment
- Extensible platform to serve enterprise "Cloud Centers of Excellence" with a suite of security solutions

Description	DivvyCloud protects cloud and container environments from misconfigurations, policy violations, and threats
Public Cloud Support	aws, Google Cloud, Azure, Alibaba Cloud, kubernetes
Customers	50+ customers, including: Spotify, AUTODESK, Discovery Communications, Kroger, Pizza Hut, 3M

* Closing expected in Q2 2020, subject to customary closing conditions

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Freedom to Innovate DivvyCloud helps organizations take advantage of cloud and containers, giving developers the freedom to innovate. DivvyCloud protects cloud and container environments from: Misconfigurations Policy Violations Threats IAM challenges * Closing expected in Q2 2020, subject to customary closing conditions *

Cloud Security with DivvyCloud

Preventative
Prevent misconfigurations and policy violations from ever happening.

Multi-cloud
Consistent, unified policy enforcement across AWS, Azure, and GCP.

Condition-based Policy
Use existing DivvyCloud policies and scope these by application.

Better Experience
Enforce policy during the CI/CD process delivering a better “security” experience to developers.

Holistic Protection
Combine static analysis of the IaC plan with dynamic analysis of the existing cloud environments to identify risk holistically.

Customizable Enforcement
Choose to warn or fail a build based on policy violation criticality.

CI/CD Integration
Works with any CI/CD pipeline including Jenkins, TravisCI, Azure Pipelines, etc

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Expanding TAM through Innovation & Acquisition

Core Market Today


IT Operations Analytics - Public Cloud 5%
Forensics & Incident Management 8%
SIEM 33%
Policy & Compliance 25%
$9bn
Vulnerability Assessment 29%

SecOps and Cloud Security Opportunity


DivvyCloud*
Core Market Today
Cloud Security(1) 21%
$34bn
IT Automation & Configuration Management Software 22%
IT Operations Management Software 32%

- Industry leading capabilities in several key security segments: VM, SIEM, Cloud & Application Security, and SOAR
- According to Gartner, ~$250bn will be spent on public cloud services in 2020, with ~80% of users using 2+ clouds
- Unification of Security and IT operational data creates growth opportunity

Rapid7 analysis based on IDC market data as of 2019
(1) $7bn Cloud Security Market size based on Forrester research
* Closing expected in Q2 2020, subject to customary closing conditions

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Proven Track Record of Successful Acquisitions

Disciplined inorganic strategy has opened new markets and expanded the Company's capabilities over the past five years

Acquired	Date	Product Market	Businesses Impact
Appspider (NT Objectives)	Q2'15	Application Security	• Expands Threat Exposure Management solutions to enable security teams to assess risk in assets and applications in their environments
Logentries	Q4'15	SIEM & IDR	• Adds machine data search, forensics and compliance capabilities; has contributed meaningfully to the business as IDR now accounts for more than 30% of new ARR
Komand	Q3'17	SOAR	• Enabling security teams to be more efficient with security orchestration and automation
tCell	Q4'18	Application Security	• Enhances web application security capabilities with tCell's RASP solution
Netfort	Q2'19	IDR	• Leverages network monitoring, traffic visibility and analytics to improve detection and investigation into risky devices
DivvyCloud	Q2'20	Cloud Security	• Provides access to the rapidly growing cloud security market with a differentiated, multi-cloud supported solution

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Landing across Four Core Pillars * Closing expected in Q2 2020, subject to customary closing conditions *

Thank You